UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

SITO Mobile, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Marcelle S. Balcombe, Esq. Sichenzia Ross Ference Kesner LLP 61 Broadway, 32nd Floor New York, NY 10006 (212) 930-9700	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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SITO Mobile, Ltd., a Delaware corporation (“SITO”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with SITO’s solicitation of proxies from its stockholders in connection with its 2017 Annual Meeting of Stockholders scheduled to be held on Tuesday, June 27, 2017 and at any and all adjournments or postponements thereof (the “2017 Annual Meeting”). SITO has not filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2017 Annual Meeting.

Press Release Issued on April 7, 2017

Attached hereto is a press release issued by SITO on April 7, 2017 (after the SEC was closed for the acceptance of same-day filings that are made via EDGAR) wherein SITO confirmed that it had received (i) a purported notice of nominations from Stephen D. Baksa, of his intention to nominate five (5) candidates to stand for election to SITO’s five-member Board of Directors (the “SITO Board”) at the 2017 Annual Meeting, and (ii) a purported notice of nominations from TAR Holdings LLC, an entity for which Karen Singer serves as the sole member, of its intention to nominate three (3) candidates to stand for election to the SITO Board at SITO’s 2017 Annual Meeting.

SITO, in consultation with its advisors, intends to review the purported notices of nominations that were submitted on April 7, 2017 to assess whether each purported notice of nomination complies with SITO’s Amended and Restated Bylaws. Given that SITO only first received the purported notices of nomination on April 7, 2017, such review is just beginning and, accordingly, at this point, SITO is unable to confirm that either purported notice of nominations, as submitted, is in compliance with SITO’s Amended and Restated Bylaws.

This press release is being filed herewith because it may be deemed to be solicitation material in connection with SITO’s solicitation of proxies to be used at the 2017 Annual Meeting.

Important Additional Information And Where To Find It

SITO, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from SITO’s stockholders in connection with the matters to be considered at SITO’s 2017 Annual Meeting of Stockholders. Information regarding the names of SITO’s directors and executive officers and their respective interests in SITO by security holdings or otherwise can be found in SITO’s proxy statement for its 2016 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on January 19, 2016. To the extent holdings of SITO’s securities have changed since the amounts set forth in SITO’s proxy statement for its 2016 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. SITO intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from SITO stockholders in connection with the matters to be considered at SITO’s 2017 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in SITO’s proxy statement for its 2017 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SITO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by SITO with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of SITO’s corporate website at www.sitomobile.com, by writing to SITO’s Corporate Secretary at SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301, or by calling SITO at (201) 275-0555.

SITO MOBILE CONFIRMS RECEIPT OF

TWO PURPORTED NOTICES OF DIRECTOR NOMINATIONS

JERSEY CITY, NJ – April 7, 2017 – SITO Mobile Ltd. (NASDAQ: SITO), a leading mobile engagement platform, today confirmed that it has received two purported notices of nominations from stockholders seeking to propose candidates for election to the five-member SITO Board of Directors at SITO’s 2017 Annual Meeting of Stockholders.

TAR Holdings LLC, an entity for which Karen Singer serves as the sole member, has indicated in its purported notice of nomination that it is seeking to nominate the following three director candidates to SITO’s Board of Directors: Steven G. Singer, Wayne Barr, Jr. and Richard Ramlall. Stephen D. Baksa has indicated in his purported notice of nomination that he is seeking to nominate the following five director candidates to SITO’s Board of Directors: Michael Durden, Itzhak Fisher, Thomas J. Pallack, Matthew Stecker and Thomas Thekkethala. Mr. Baksa is a former member of the SITO Board of Directors having served on the SITO Board from November 2011 to September 2014.

SITO, in consultation with its advisors, intends to review the purported notices of nominations that were submitted today to assess whether each purported notice of nomination complies with SITO’s Amended and Restated Bylaws and, accordingly, at this point, SITO is unable to confirm that either purported notice of nominations, as submitted, is in compliance with SITO’s Amended and Restated Bylaws.

SITO stockholders are not required to take any action at this time. The SITO Board will present its formal recommendation regarding director nominations in SITO’s definitive proxy statement to be filed with the Securities and Exchange Commission in connection with its 2017 Annual Meeting of Stockholders.

Morgan, Lewis & Bockius LLP and Sichenzia Ross Ference Kesner LLP are serving as legal advisors to SITO. Mackenzie Partners, Inc. is serving as SITO’s proxy solicitor.

About SITO Mobile Ltd.

SITO Mobile provides a mobile engagement platform that enables brands to increase awareness, loyalty, and ultimately sales. For more information, visit www.sitomobile.com.

Important Additional Information And Where To Find It

SITO Mobile, Ltd. (“SITO”), its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from SITO’s stockholders in connection with the matters to be considered at SITO’s 2017 Annual Meeting of Stockholders. Information regarding the names of SITO’s directors and executive officers and their respective interests in SITO by security holdings or otherwise can be found in SITO’s proxy statement for its 2016 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on January 19, 2016. To the extent holdings of SITO’s securities have changed since the amounts set forth in SITO’s proxy statement for its 2016 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. SITO intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from SITO stockholders in connection with the matters to be considered at SITO’s 2017 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in SITO’s proxy statement for its 2017 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SITO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by SITO with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of SITO’s corporate website at www.sitomobile.com, by writing to SITO’s Corporate Secretary at SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301, or by calling SITO at (201) 275-0555.

Contacts:

Investor Relations:

Joseph Wilkinson

SVP Investor Relations

Joseph.Wilkinson@sitomobile.com

Media Relations:

Alexandra Levy

Silicon Alley Media

alex@siliconalley-media.com